As filed with the U.S. Securities and Exchange Commission on March 10, 2021

Registration Nos. 333-40161

811-06025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 25

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 107

Metropolitan Life Separate Account UL

(Exact Name of Registrant)

Metropolitan Life Insurance Company

(Name of Depositor)

200 Park Avenue

New York, NY 10166

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number including Area Code (212) 578-9500

Stephen W. Gauster, Esq.

Executive Vice President and General Counsel

Metropolitan Life Insurance Company

200 Park Avenue

New York, NY 10166

(Name and address of agent for service)

Copy to:

W. Thomas Conner

Vedder Price P.C.

1401 I Street, N.W.

Suite 1100

Washington, D.C. 20005

Approximate Date of Proposed Public Offering: on [date] or as soon thereafter as practicable

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on [date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

☒	On April 30, 2021, pursuant to paragraph (a)(3) of Rule 485.

Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL, which funds certain Variable Additional Insurance Options.

PROSPECTUS

FOR

The Equity Options

Issued by Separate Account UL of Metropolitan Life Insurance Company (“Metlife”)

April 30, 2021

MetLife (“Metropolitan Life”, the “Company”, “we”, “us”, “our”) issues the Equity Options as optional benefits to a fixed benefit life insurance policy (the “base policy”). We also offer other optional benefits as additions to the base policy. For ease of reference, we refer to the base policy and all of the optional benefits that are added to the base policy as the “Policy.” The Equity Options allow you to experience the potential growth of the equity markets while maintaining your base policy. There are two different Equity Options, and you may elect to include either or both as optional benefits to your base policy:

•	Equity Additions (also known as Variable Additional Insurance)

•	Equity Enricher (also known as Variable Additional Benefits).

The Equity Options are no longer available for sale. This prospectus provides you with important information about the Equity Options. However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement (including all applicable optional benefits) that MetLife issues to you.

You allocate premium payments for the Equity Options to the available investment divisions of Metropolitan Life Separate Account UL (“Separate Account”).

Each available investment division (sometimes referred to in this prospectus as “variable investment option”) invests in shares of one of the “Portfolios” listed in Appendix A.

A separate prospectus for Metropolitan Series Fund, Inc. (“Fund”) is attached to this prospectus. It describes in greater detail an investment in the Portfolios listed above.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Interests in the Separate Account and the Portfolios are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this prospectus or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BUY THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Important Information

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on www.metlife.com, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Portfolio prospectuses and other information we send you by calling us at (800) 756-0124.

If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call (800) 756-0124 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

Key Information

Important Information You should Consider about Equity Options

	Fees and Expenses			Location in Prospectus

Charges for Early Withdrawal	None			None

Transaction Charges	You may be charged for transactions (such as when a premium payment is made into the Equity Enricher or when you request more than one illustration in a year)			“Charges and Deductions You Pay for Equity Options – Deductions from Premiums – Equity Enricher Only”
Ongoing Fees and Expenses	In addition to transaction charges, an investment in Equity Options is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Equity Options added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., age, sex and risk classification). There is also a mortality and expense risk charge deducted from the Separate Account of up to .75% annually on the assets in the Separate Account.			“Charges and Deductions You Pay for Equity Options - Charges Included in the Monthly Deduction”
You will also bear expenses associated with the Portfolios under your Equity Option, as shown in the following table:

	ANNUAL FEE	MIN.	MAX.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Equity Options	“Principal Risks”

Not a Short-Term Investment	The Base Policy to which Equity Options may be added is designed to provide insurance protection. The Base Policy and the Equity Options should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments to the Base Policy and the Equity Enricher.	“Principal Risks”

	RISKS	LOCATION IN PROSPECTUS

Insurance Company Risks	Investments in the Policy are subject to risks related to Metropolitan Life including any obligations (including under the Base Policy), guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000.	“Principal Risks”

Contract Lapse	We will terminate Equity Options if you are not making sufficient premium payments under the Base Policy or if your base policy face amount falls below the minimum. Termination of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses no death benefit will be paid.	“Equity Options Termination and Reinstatement – Termination”

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Restrictions may apply because the Company has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.

Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.

“Transferring Cash Value”

Optional Benefits	None

	TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

If you purchase the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

Termination of a Policy on which there is an outstanding loan may have adverse tax consequences

“Federal Tax Matters”

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. This conflict of interest may influence your investment professional when advising you on your Policy.	“Sales and Distribution of the Policies”

Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.	“Sales and Distribution of the Policies”

OVERVIEW OF THE POLICY

Purpose of the Equity Options

The Equity Options is designed to allow you to experience the potential growth of the equity markets while maintaining your base policy. There are two different Equity Options. Equity Additions allows you to allocate dividends or other credits on your Policy to the Equity Additions optional benefit. Equity Enricher allows you to make voluntary scheduled or unscheduled premium payments to your Equity Enricher optional benefit. The Equity Options provide insurance coverage on the insured(s) named in the Policy, as well as flexibility in connection with premium payments. The Policy also provides tax preferred accumulation of assets as well as favorable tax treatment of insurance proceeds.

Payment of Premiums

The Equity Options allow some flexibility in making premium payments. For Equity Additions, you can make premium payments by allocating to Equity Additions any dividends or other credits we pay on the base policy or on certain other benefit options (known as credit options) that you may have elected under the base policy. For Equity Enricher, you can make planned and unplanned premium payments directly to Equity Enricher. You need not adhere to the planned periodic premium payment schedule for the Equity Enricher and may make premium payments in any amount above the minimum and below the maximum premium amounts. The Equity Options will terminate if the base policy terminates or if the base policy face amount is reduced below a minimum face amount. If the base policy terminates then no death benefit will be payable under the base policy and any cash value in your Equity Additions rider will be transferred to the Fixed Additional Insurance option and any cash value in your Equity Enricher rider will be transferred to the Enricher option in accordance with your Policy’s provisions and our administrative practices. Premiums may be allocated among the available investment options. Additional information about each Portfolio including its investment objective, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A at the end of the Prospectus (see “Appendix A: Funds Available under the Policy”).

Features of the Policy

The Policy has a number of features designed to provide insurance coverage and optional insurance benefits. Through the Equity Options the Policy provides exposure to the equity markets. The Equity Options provide flexibility in connection with premium payments and also provide death benefits associated with Equity Options, in addition to loan privileges and surrender and partial withdrawal privileges.

Death Benefit. The Equity Options are designed to provide insurance protection. If the Equity Options are in force, and upon receipt of satisfactory proof of the death of the insured, we will pay insurance proceeds to the beneficiary of the Policy. Insurance proceeds generally equal the Equity Options cash value divided by an applicable “net single premium amount” that is specified in your rider.

Investment Options. For Equity Additions, your premium payments will be allocated to the MetLife Stock Index Portfolio. For Equity Enricher, you can allocate your net premiums and cash value among your choice of the MetLife Stock Index Portfolio and the Morgan Stanley Discovery Portfolio. You may change your allocation of future premiums for Equity Enricher at any time.

Surrender and Partial Withdrawals. You may surrender (turn in) the Equity Options for their cash value or take a partial withdrawal of their cash value at any time. We will deem your request for surrender of the base policy also to be a request for surrender of the Equity Options. Your cash value in an Equity Option reflects your Equity Option’s premium payments, the charges we deduct from the Equity Options cash value, any investment experience you have in our Separate Account, as well as your transfer, loan and withdrawals activity. A surrender or partial withdrawal may have tax consequences.

Transfers. You may transfer cash value from each Equity Option to pay base policy premiums, charges or loan interest. You may also transfer cash value to or from certain other benefit options to an Equity Option, subject to certain limits. Finally, you may make transfers between the two investment options available under the Equity Enricher subject to certain limits and restrictions, including restrictions on “market timing” transactions (see “Transferring Cash Value”).

Loans. You may borrow from the Policy, including the Equity Options. The maximum loan amount you may take is the Policy’s loan value. The loan value equals the Policy cash value less the anticipated loan interest for the remainder of that base policy year. We charge you an initial annual interest rate that we will tell you when you request the loan. The loan interest rate is set each year and we will mail you advance notices of any increases in the loan interest rate applicable to your loan. Loans may have tax consequences.

Tax Advantages. Tax Benefits. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in Cash Value should not be taxable to you (except with respect to the DWI option). As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. However, different rules apply in the first fifteen Policy years, as distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains.

Fee Tables

The following tables describe the fees and expenses that a Policy Owner will pay when buying and owning the Equity Options. In certain cases, we have the right to increase our charges for new Equity Options, as well as for Equity Options already outstanding. The maximum charges in such cases are shown in the “Maximum Amount Deducted” column of each of the next two tables below.

Equity Options Transaction Fees

This table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Equity Options.

Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Maximum Sales Charge* (“load”)	On payment of premium	2.00% of each premium paid	2.00% of each premium paid
State Tax Imposed on Premiums*	On payment of premium	2.00% of each premium paid	2.00% of each premium paid
Federal Tax Imposed on Premiums*	On payment of premium	1.00% of each premium paid	1.00% of each premium paid
Illustrations	requests in excess of one per year	$25.00	$0

*	These charges apply to Equity Enricher only.

Periodic Charges Other Than Portfolio Operating Expenses

This table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Equity Options, not including fees and expenses for the Portfolios.

Periodic Charges Other Than Annual Portfolio Expenses

Equity Options Charge	When Charge is Deducted	Maximum Amount Deducted	Maximum Amount Deducted
Cost of Insurance(1)	Monthly, on the monthly deduction date
For Equity Additions:
Lowest and Highest Charge Among All Possible Insureds		$.50 to $2.75 each month per $1000 of Equity Additions cash value	$.05 to $2.47 each month per $1000 of Equity Additions cash value
Charge in the first policy year for a representative insured(2)		$.51 each month per $1000 of Equity Additions cash value	$.05 each month per $1000 of Equity Additions cash value
For Equity Enricher:
Lowest and Highest Charge Among All Possible Insureds		$.50 to $2.75 each month per $1000 of Equity Enricher cash value	$.05 to $2.47 each month per $1000 of Equity Enricher cash value
Charge in the first policy year for a representative insured(2)		$.52 each month per $1000 of Equity Enricher cash value	$.07 each month per $1000 of Equity Enricher cash value
Mortality and Expense Risk and Administrative Services Charge	Monthly, on the monthly deduction date	Annual rate of .75% of the cash value in the Separate Account on each monthly anniversary(3)	Annual rate of .75% of the cash value in the Separate Account on each monthly anniversary(3)
Loan Interest Rate	Annually (or on loan termination if earlier)	The greater of (a) a then-current rate of a specified average and (b) a rate equal to 1% per annum more than the assumed interest rate of the base fixed life insurance policy to which the Equity Option is attached(4)	The greater of (a) a then-current rate of a specified average and (b) a rate equal to 1% per annum more than the assumed interest rate of the base fixed life insurance policy to which the Equity Option is attached(4)

(1)

Premiums are flexible, charges are deducted from the cash value in the separate account. The cost of insurance charge varies based on individual characteristics, including the insured’s age, risk class and except for unisex policies, sex. The cost of insurance charges shown may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your sales representative.

(2)	The representative insured is a male insured, age 35, in the preferred nonsmoker underwriting class.
(3)	The Mortality and Expense Risk and Administrative Service Charge is .50% for riders to base policies that have a face amount of $250,000 or greater.
(4)

This is the maximum interest rate on your loan. We transfer an amount of cash value equal to your loan amount to hold as collateral into the corresponding fixed options of your Equity Options. There it will have a guaranteed cash value and is eligible for dividends. Any such dividends would reduce the effective net cost of the loan.

Annual Portfolio Expenses

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A.

	Minimum	Maximum
Annual Operating Expenses (as a percentage of average net assets)
Minimum and Maximum Total Annual Portfolio Operating Expenses
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees distribution and/or service (12b-1) fees, and other expenses)

Policy Risks

Investment Risk. MetLife does not guarantee the investment performance of the variable investment options and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your Equity Options cash value will decrease. Your Equity Options death benefit will also decrease unless the Conditional Guaranteed Minimum Death Benefit is in effect. In addition, we deduct Equity Options fees and charges from your Equity Options cash value, which can significantly reduce your Equity Options cash value. It is possible to lose your full investment in the Equity Options and they are not suitable as a short-term savings vehicle.

Surrender and Withdrawal Risks. The Policy is designed to provide insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle or if you need ready access to cash, because you will be charged when you make premium payments to the Base Policy (according to the terms of the Policy) and the Equity Enricher. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s cash value in the near future.

Risk of Policy Termination. We will terminate Equity Options if you are not making sufficient premium payments under the base policy or if your base policy face amount falls below the minimum. Termination of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses no death benefit will be paid. If your Policy terminates when there is an outstanding loan, there may be adverse tax consequences.

Tax Risks. We anticipate that the Policy should be deemed a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. It should be noted that you be deemed to be in receipt of any portion of your Policy’s cash value attributable to the DWI option.

Even if your Policy is treated as a life insurance policy for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals, loans, and use of the Policy as collateral for a loan will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy owner is under age 591/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, as distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions.

See “Federal Tax Matters.” As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Loan Risks. A policy loan that affects the Equity Options, will affect the cash value of your Equity Options over time even if it is repaid. This is true because we move any amount of the loan that affects an Equity Option to the corresponding fixed benefit option under the base policy where it will earn a fixed return and will not participate in the investment experience of the investment divisions.

Any unpaid loan (plus accrued interest) also reduces the Policy’s insurance proceeds paid to your beneficiary. In addition, your Policy, including any Equity Option, may terminate if your outstanding loan and accrued loan interest equals or exceeds the cash value of your Policy.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans from your Policy and partial withdrawals from your optional benefits exceed the premiums paid under your Policy. Since loans and partial withdrawals reduce your Policy’s cash value, any remaining cash value may be insufficient to pay the income tax due.

Equity Options Charge and Expense Increase. We have the right to increase certain Equity Options charges.

Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy or an Equity Option based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

Cybersecurity. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes orwebsite access or functionality. Cybersecurity breaches can interfere with our processing of transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate cash values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

Insurance Company Risks. Policies are subject to the risks related to Metropolitan Life, including any obligations (including under any base policy or general account investment options), guarantees and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000.

Risks of the Portfolios. An investment in this Equity Options is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Equity Option. Each investment option (including any fixed optional benefit) has its own unique risks. You should review the options before making an investment decision. comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. There is no assurance that any of the Portfolios will achieve its stated investment objective.

MetLife

Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

Our Separate Account That Supports the Equity Options

The Separate Account

The Separate Account receives premium payments from the Equity Options and other variable life insurance products that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deducted and other excess amounts in the Separate Account or we can take the excess out of the Separate Account.

The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. This means that, except for excess assets that we would be free to withdraw, the assets of the Separate Account are not available to meet the claims of our general creditors, and must be used for the sole purpose of supporting the cash values of the variable life insurance products whose premiums the Separate Account receives.

We are obligated to pay the death benefit under the Policy including any optional benefits even if that amount exceeds the Equity Options’ cash value in the Separate Account.

The amount of the death benefit that exceeds the Equity Options’ cash value in the Separate Account is paid from our general account. Death benefits and any optional benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. Metropolitan Life is regulated as an insurance company under state law. State law generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, Metropolitan Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.

The Investment Divisions

The Separate Account has subdivisions, called “investment divisions.” Each investment division invests its assets exclusively in shares of a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds or “Trusts” that offer the Portfolios are t, Brighthouse Funds Trust I, and Brighthouse Funds Trust II. Each of these Trusts has an investment adviser responsible for overall management of each Portfolio available in the Trust. The investment adviser has contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

The name, investment objective, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Fund has issued a prospectus that contains more detailed information about the Portfolio. Which you may obtain by calling by calling 1-800-638-5000 or going on line to: www.metlife.com.

Share Classes of the Portfolios

The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For Brighthouse Funds Trust I and Brighthouse Funds Trust II, we offer Class A shares only.

Substitution of Investments

If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Equity Options, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to Equity Additions or Equity Enricher, or both, and may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

Certain Payments We Receive with Regard to the Portfolios

An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from fees deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

On August 4, 2017, Metropolitan Life, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where Metropolitan Life, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, Metropolitan Life, Inc. sold Brighthouse Financial, Inc. common stock in exchange for Metropolitan Life, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, Metropolitan Life, Inc. did not hold any shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by Metropolitan Life held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. (“Sales and Distribution of the Policies.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor Metropolitan Life Investors Distribution Company (MLIDC). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return. For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.

Selection of Portfolios

We select the Portfolios offered through the Equity Options based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Equity Options cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Equity Options owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Equity Options resulting from the performance of the Portfolios you have chosen.

Purchase and Redemption of the Portfolio Shares by Our Separate Account

As of the end of each Valuation Period (see “Sending Communications and Payments to Us—When Your Requests, Instructions and Notifications Become Effective”), we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:

•	The allocation of Equity Options premiums (less any applicable charges) to the Separate Account.

•

Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).

•	Policy loans and loan repayments allocated to the Separate Account.

•	Transfers to or from the Separate Account from other parts of the Policy.

•	Withdrawals or surrenders taken from the Separate Account.

•	Transfers between the Equity Enricher’s available investment options.

Voting Rights That You Will Have

You can give us voting instructions on shares of the Fund portfolio that are attributable to your Equity Option.

The Fund has shareholder meetings from time to time to, for example, elect directors or trustees and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Equity Options based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in the Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Equity Option owners.

If we do not receive timely voting instructions from you and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. The effect of this proportional voting is that a small number of contact owners may control the outcome of the vote. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

The Base Policy and its Benefit Options

The base policy and all of its benefit options form the entire Policy. In this prospectus, we refer to each such portion of the Policy as a “part” of the Policy. The base policy provides a fixed amount of life insurance. Benefit options may be added to the base policy.

We offer other life insurance policies, including variable life insurance policies, that have different death benefits, policy features, Portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and cash values. To obtain more information about these other policies, contact our Designated Office or your sales representative.

Credit Options

In this prospectus, we refer to some of the benefit options as “credit options.” Credit options are methods under which credits (such as dividends) that become payable under your Policy, as well as any cash value that you transfer from another credit option that you have in effect, are applied to accumulate additional cash value and purchase additional death benefits. The amount of dividends or other credits on your Policy changes annually, is not guaranteed, and is based on a variety of factors. These factors may include the base policy face amount, the death benefit and credit class of the base policy, as well as the amount of our earnings. Any credits due from any part of the Policy are paid on the last day of a base policy year, as set forth in the benefit option. Credit options include:

•	Equity Additions: a benefit option described in this Prospectus where cash value varies based on the investment experience in one of our separate account investment divisions.

•	Fixed Additional Insurance: a benefit option that is similar to Equity Additions, except that it accumulates a guaranteed cash value that is eligible for a dividend.

•	Dividends with Interest (“DWI”): a benefit option where cash value accumulates with currently taxable interest that we declare periodically.

Other Benefit Options

Other benefit options which are not credit options include:

•	Equity Enricher: a benefit option described in this Prospectus where cash value varies based on the investment experience in one or both of the available separate account investment divisions.

•	Enricher: a paid-up additional insurance benefit option that is similar to Equity Enricher, except that it accumulates a guaranteed cash value that is eligible for a dividend.

•

Flexible Additional Insurance Rider (“FLAIR”): a benefit rider that provides additional fixed benefit insurance and has a fixed benefit term insurance element. This rider is no longer available for Policies issued after May 1, 2003.

Subject to certain limits and conditions, we guarantee the cash value in the base policy as well as all of the benefit options, other than the Equity Options. We make this guarantee because these parts of the Policy provide fixed benefits. Since these fixed benefits are not registered under the federal securities laws, this Prospectus contains only limited information about them. The Policy gives you more information on the operation of these fixed benefits.

Purchasing Equity Options

If you want an Equity Option, you must complete an application. We will issue an Equity Option to you only if you are also the owner of the base policy. Your completed application must be received by the Designated Office. The Equity Options are available to base policies meeting the minimum face amount and eligibility requirements that we establish. You may not add the Equity Additions while any term insurance is in effect under FLAIR. Once FLAIR becomes fully funded, or you discontinue the term insurance provided by FLAIR, you may add the Equity Additions. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.

The Date of Policy is usually the date the base policy application is approved. We use the Date of Policy to calculate base policy years and months.

The insured will be the same individual as the insured in the base policy. An “insured” is the person upon whose life we issue the Policy. You do not have to be the insured. The beneficiary is named in the application as the person who will receive the insurance proceeds upon the death of the insured. The beneficiary has no rights under the Policy or the Equity Options until the death of the insured (unless the beneficiary has been designated an irrevocable beneficiary) and must survive the insured in order to receive the insurance proceeds.

For the purpose of computing the insured’s age under the Policy, we start with the insured’s age on the Date of Policy, which is set forth in the base policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full base policy years completed.

To elect the Equity Enricher you must complete the Equity Enricher application. You can elect the Equity Enricher only at the time the base policy is issued. It is not available if the base policy is submitted without an advance payment of the initial premium or if we have refunded an advance payment prior to the issuance of the base policy. We may require evidence of insurability in addition to that required in connection with the issuance of the base policy, at the time the base policy is issued and after issue if,

•	the amount of premiums you actually pay for the Equity Enricher during the first year is greater than the cumulative voluntary planned periodic premium payments indicated in the application; or

•	you exceed certain other premium limitations described below after the first year.

To elect the Equity Additions, you may complete the Equity Additions application either at the same time as the application for the base policy or after the base policy has been issued. If you decide to add Equity Additions after you own the base policy, it may reduce the amount of premiums that you could pay to your Policy before it would become a modified endowment contract. If you contact us, we will tell you what these premium limits are. We will not require additional evidence of insurability for the Equity Additions, unless you desire to make a payment that is derived from another credit option that does not itself have a death benefit.

Insurance coverage under Equity Additions commences on its Investment Start Date (see “Sending Communications and Payments To Us—When Your Requests, Instructions and Notifications Become Effective”), assuming coverage under the base policy is then in effect. Insurance coverage under Equity Enricher commences at the later of delivery of the option to you and our Date of Receipt of your first premium payment for that option. For coverage under Equity Enricher to be effective, the insured’s health must be the same as stated in your application and, in most states, the insured must not have sought medical advice or treatment after the date of the application. As to when charges under an Equity Option begin, see “Charges Included in the Monthly Deduction.”

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies including this Policy or annuity contracts in connection with the purchase of another policy. You should compare your existing insurance and the proposed policy carefully. You should replace your existing insurance only when you determine that the proposed policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy another Policy, you may have to pay a tax, including possibly a penalty tax on the surrender.

Your Payment and Allocation of Equity Options Premiums

The payments into the Equity Options won’t guarantee that your Equity Option will have a death benefit. Rather, this depends on the Equity Option’s cash value and the conditional guaranteed minimum death benefit.

Paying Premiums

To the extent discussed below under “Transferring Cash Value,” you can move cash value into an Equity Option from a fixed option that corresponds to that Equity Option. Also, you can make premium payments:

•

For the Equity Additions: through dividends or other credits on the Policy. Any request to designate the Equity Additions (or any other credit options) as the option for receiving credits under your Policy will take effect upon our Date of Receipt of your written request. Only one election may be made for any credit payment date and that election will apply to all credits payable under the Policy.

•	For the Equity Enricher:

•

through a voluntary planned periodic premium schedule. You choose the schedule on your Equity Enricher application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; (c) periodic automatic pre-authorized transfers from your checking account (“pre-authorized checking arrangement”); (d) systematic through payment plans that your employer makes available; or (e) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned periodic premium schedule.

•	through unscheduled premium payments that you can make at any time.

We do not accept premiums made in cash or by money order.

We will hold a premium payment received before its scheduled payment date in a non-interest bearing holding account until the scheduled payment date, if necessary to prevent a Policy becoming a modified endowment contract. (See “Modified Endowment Contracts” under “Tax Matters” below.) We will send you an additional notice of this arrangement by letter immediately after receiving your payment. We will also give you the option to either have the money held until the scheduled payment date or applied on our Date of Receipt of your instructions to apply the money (unless the scheduled payment date has already passed).

Maximum and Minimum Premium Payments

•	Total premium payments for the Enricher and the Equity Enricher may not exceed $2.5 million in the first base policy year and $500,000 in each year thereafter.

•

We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status not later than in your annual statement, and if possible we will tell you how to reverse the status.

•	The following additional limitations apply to your premiums under the Equity Enricher. When applying the limits, we aggregate payments to the Equity Enricher with payments to the Enricher:

I.	You may not make any premium payments:

A.	While we are considering your application for benefits on the base policy under a disability waiver of benefits option or an acceleration of death benefit option.

B.	If we are paying or in certain circumstances have finished paying benefits under one of the above options.

C.

If you have made no payments to the Equity Enricher during the first year after its issuance or for any two consecutive base policy years (unless, during any part of such period, your right to make payments was terminated for reasons described in A, or, unless you were taking withdrawals from the Equity Enricher to pay for a child’s education and you provide us with proof of such payment that we find satisfactory).

D.

After the later of the base policy anniversary on which the insured is 65, or the tenth base policy anniversary. In no event will payments be accepted after the base policy anniversary on which the insured is age 86.

In any of these cases, you may elect to receive the cash value, transfer the cash value to the Enricher, or leave the cash value in the Equity Enricher. If you leave the cash value in the Equity Enricher, it will remain subject to applicable fees and charges. If investment performance is not sufficient to offset the amount of these expenses, the death benefit may decline or terminate.

II.	Your voluntary planned periodic payments must be at least:

A.	$250 annually ($100 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the base policy was issued).

B.	$125 semi-annually ($50 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the base policy was issued).

C.	$25 for all monthly methods of payment ($10 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the base policy was issued).

III.	Each unscheduled premium payment should be at least $250 ($100 for the Tower or Executive Series or where the insured was under age 18 when the base policy was issued).

IV.	During the first base policy year, we reserve the right to reject any amount that exceeds the cumulative amount of your first base policy year’s voluntary planned periodic premiums.

V.	During the first base policy year, the maximum annual payment we permit is 15 times the nonsmoker standard annual premium (minus the base policy fee).

VI.	After the first base policy year, the maximum payment we permit is the greater of

A.	3 times the base policy’s nonsmoker standard annual premium (minus the base policy fee); or

B.	$5,000

VII.	We reserve the right to require evidence of insurability of premium payments that exceed both $25,000 and 2 times the greater of the total payments made in either of the prior two Policy years.

Allocating Equity Enricher Premiums

You can instruct us to allocate your Equity Enricher premiums (after deduction of any charges) to either or both of the available separate account investment divisions on the Investment Start Date. The percentage of your allocation into each division must be at least 1% and must be a whole number. You can change this allocation (effective after the Investment Start Date) by giving us written notice at our Designated Office or in any other manner that we may permit.

For Policies issued in California. We allocate your net premiums to the investment divisions of the Equity Enricher on the later of the date we receive the first premium payment allocated to the Equity Enricher and the date we receive the first full premium due for the base policy. If you are age 60 or older and you wish to receive a refund of your Equity Enricher premiums should you cancel the Policy during the Free Look Period, your Equity Enricher premiums will be allocated to the Enricher option where they will receive a fixed rate of interest. We will not automatically transfer your cash value or your future premiums from the Enricher to the investment divisions of the Equity Enricher once the Free Look period has ended. You must contact us to request a transfer to the Equity Enricher.

Sending Communications and Payments To Us

Contacting Us

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; taking a partial withdrawal; surrendering your Policy or an Equity Option; making transfer requests; changing the benefit option to which you want to allocate your Policy credits; or changing the allocation between investment divisions for future premium payments that you make to Equity Enricher. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for any function not listed below or for any other inquiry.

If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

Function	Designated Office

Premium Payments	MetLife, P.O. Box 371487, Pittsburgh, PA 15250-7487

Payment Inquiries	MetLife, P.O. Box 354, Warwick, RI 02887-0354

Surrenders, Withdrawals, Loans, Investment Division Transfers, Premium Reallocation	MetLife, P.O. Box 543, Warwick, R.I. 02887-0543

Death Claims	MetLife, P.O. Box 353, Warwick, R.I. 02887-0353

Beneficiary & Ownership	MetLife, P.O. Box 313, Warwick, R.I. 02887-0313

Address Changes	MetLife, 500 Schoolhouse Road, Johnstown, PA 15904 Attn: Data Integrity

When Your Requests, Instructions and Notifications Become Effective

Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of a Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

A Valuation Date is each day on which the New York Stock Exchange is open for trading. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).

The initial effective time of your Equity Options’ investment in the Separate Account is the Investment Start Date. The Investment Start Date is:

•

For Equity Additions, the credit payment date of the first base policy credit that is allocated to the option or, if sooner, the date of the first transfer of cash value to Equity Additions from the Fixed Additional Insurance Option.

•	For the Equity Enricher, the end of the first Valuation Date after the latest of:

•	The date we receive the first premium payment allocated to the Equity Enricher;

•	The 20th day following the Date of Policy indicated in the base policy; and

•	The 20th day following the date we receive the first full premium due for the base policy.

Prior to the Investment Start Date, we will place in our general account any premium payments you make to the Equity Enricher. There it will earn a fixed rate of interest commencing with its date of receipt or, if later, the Date of Policy until the Investment Start Date.

For Policies issued in California. The Investment Start Date for Equity Enricher is the end of the first Valuation Date after the later of:

•	the date we receive the first premium payment allocated to the Equity Enricher and

•	the date we receive the first full premium due for the base policy.

Third Party Requests

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right to not process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.

Equity Options Insurance Proceeds Payable If The Insured Dies

We will pay your beneficiary any insurance proceeds as of the end of the Valuation Period that includes the insured’s date of death. We will pay this amount after we receive documents that we request as due proof of the insured’s death.

The beneficiary can receive the death benefit in a single sum or under various income plans described under “Optional Benefits”. You may make this choice during the insured’s lifetime. If you make no selection, we may place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. This account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in this account. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal the Equity Option’s death benefit.

Equity Options Death Benefits

The Equity Options standard death benefit is:

•

the Equity Option’s cash value (after we deduct the Mortality and Expense Risk and Administrative Services Charge and the Cost of Insurance Charge, pro rated for the appropriate period) at the end of the Valuation Period in which the insured dies; divided by the net single premium for that day (see “Net Single Premium” below).

•

Any increase or decrease in the cash value of an Equity Option also will increase or decrease the Equity Option’s death benefit that otherwise would apply. In such cases, the Equity Option’s death benefit will change by a larger amount than does the cash value of an Equity Option.

For example: the Equity Additions net single premium is .30142 at the base policy anniversary nearest a male insured’s 40th birthday. If the insured died on that date and the Equity Additions cash value was then $5,000, the Equity Additions death benefit would be $16,588 (i.e., $5,000 divided by .30142). But if the Equity Additions cash value had been only $4,000, the Equity Additions death benefit would have been only $13,271 (i.e., $4,000 divided by .30142); and if the Equity Additions cash value had been $6,000, the Equity Additions death benefit would have been $19,906 (i.e., $6,000 divided by .30142).

Any increases in death benefit due to an increase in the Equity Additions cash value will be partially or wholly offset (and any decreases will be accentuated) by the fact that the net single premium increases the longer your Policy is outstanding.

For example: in the example set out above, the Equity Additions net single premium for a 40 year old male insured was .30142, which resulted in a $16,588 Equity Additions death benefit, assuming a $5,000 Equity Additions cash value. If that same insured had instead been age 45, the net single premium would have been .35291, which would have resulted in an Equity Additions death benefit of only $14,168 (assuming the same $5,000 Equity Additions cash value). On the other hand, if the same insured had been only age 35, the net single premium would have been only .25594, which would have resulted in an Equity Additions death benefit of $19,536 (again, assuming the same $5,000 Equity Additions cash value).

Therefore, in order for your Equity Option death benefit to increase or remain constant, your Equity Option cash value must increase enough to compensate for the effect of the increases in net single premium. If your Equity Option cash value declines to zero (due to adverse investment results, transfers out of the Equity Option, the charges we deduct, and/or insufficient premium payments), your Equity Option death benefit also will be zero.

The amount of the death benefit that exceeds the Equity Option’s cash value is paid from the Company’s general account. Death benefit amounts paid from the general account are subject to the claims paying ability of the Company.

Alternate Death Benefit That Automatically Applies in Some Cases

In no event will the Policy death benefit be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws (which calculation shall exclude cash value provided under the DWI benefit option).

Conditional Guaranteed Minimum Death Benefit

We provide a conditional guaranteed minimum death benefit that will be in effect during the first 7 years of your base policy or another 7 year period beginning from any date your policy is “materially modified” (within the meaning of the tax law test discussed under “Federal Tax Matters-modified endowment contract status,” below). During any such 7 year period, the conditional guaranteed minimum death benefit generally will equal the Equity Option’s death benefit at the beginning of each such 7 year period. The guaranteed minimum death benefit ends:

•	if the Policy becomes a Modified Endowment Contract; or

•	for the Equity Additions, if you change your credit option to a different credit option for the next credit payment date.

The conditional guaranteed minimum death benefit is reduced for any:

•	loan;

•	withdrawal; or

•	cash value transfer from the Equity Option.

You should consult with your sales representative before taking any action listed above to find out whether (and by how much) the action will affect the conditional guaranteed minimum death benefit.

If your conditional guaranteed minimum death benefit is reduced or ends, your Policy may become a modified endowment contract.

Equity Options Cash Value

Your Equity Option’s cash value equals the Separate Account cash value. The Separate Account cash value is allocated to each applicable investment division. An Equity Option’s cash value is calculated as follows:

•	On the Investment Start Date, we will allocate your Equity Option’s cash value to each applicable investment division.

•	Thereafter, at the end of each Valuation Period the cash value in the investment division will equal:

•	The cash value in the investment division at the beginning of the Valuation Period; plus

•	All Equity Option premiums (less any applicable charges) and cash value transfers that are directed into the investment division during the Valuation Period; minus

•	All partial cash withdrawals, loan amounts and cash value transfers out of the investment division during the Valuation Period; minus

•	The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

•

The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. We reserve the right to reduce the net investment return by a charge for taxes that may be imposed on us.

If your Equity Option has no cash value, we will not provide any insurance coverage under it, nor will we take a monthly deduction, until the Equity Option does have cash value.

Surrenders and Partial Withdrawals From Equity Options

If you surrender (turn in) your Equity Option, you can choose to receive the option’s cash value or have the proceeds transferred to any benefit option that is permitted to receive premiums at that time. In the event of such a transfer, any credit that might be payable on amounts in such option will be adjusted to reflect the timing of receipt of such transfer. We will deem your request for surrender of the base policy also to be a request for surrender of the Equity Option. You may receive the surrender proceeds in a single sum or under an income plan.

If you would like to make a partial withdrawal, you may direct from which Equity Option and/or investment division, where relevant, the amount will be taken. If you do not identify the part of your Policy from which you want your withdrawal to be taken, we will take it first from any available value in the parts of your policy other than the Equity Options. We will take from the

Equity Options only that portion of the withdrawal request that remains after all of such other available value has been withdrawn. If you have both the Equity Additions and Equity Enricher in effect, we will take any withdrawals from your Equity Options first from Equity Additions, unless you have instructed otherwise. If you have cash value in both of the variable investment options under Equity Enricher, we will take any withdrawals from your Equity Enricher proportionately based on the allocation on file at the time of your request is received, unless you have instructed otherwise.

If you request a partial withdrawal of an amount that exceeds the cash value in the chosen Equity Option or investment division, we will tell you and we will honor your request only if you ask for a smaller withdrawal or a different allocation.

Before surrendering your Equity Option or requesting a partial withdrawal you should consider the following:

•

At least some amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See “Federal Tax Matters—Modified Endowment Contracts”).

•	Your Policy could become a modified endowment contract.

•	For partial withdrawals, your death benefit will decrease.

•	In some cases you may be better off taking a Policy loan, rather than a withdrawal.

•	The conditional guaranteed minimum death benefit will be reduced by the same proportion as the withdrawal reduces the Equity Option’s cash value.

Transferring Cash Value

You may transfer cash value from an Equity Option to pay premiums, loan interest, or charges under the base policy. You can also make the following transfers:

•	For the Equity Additions, transfers can be made to or from the Fixed Additional Insurance credit option.

•	For the Equity Enricher, transfers can be made between the available investment divisions and/or between the Equity Enricher and the Enricher.

We will adjust any credit that would be due under a Policy part to reflect the timing and effect of any transfer. Any transfer will reduce the conditional guaranteed minimum death benefit if, and in the same proportion as, it reduces the Equity Options’ cash value. There is no charge for cash value transfers.

If you would like to make a transfer, you must indicate which investment division, where relevant, and which Policy parts are involved in the transfer. Transfers among the investment divisions and transfers between an Equity Option and any other Policy part are not currently taxable transactions.

Restrictions on Frequent Transfers.

Frequent requests from Equity Options owners to transfer Equity Options cash value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios and we monitor transfer activity in those Portfolios (the “Monitored Portfolios”). Currently, there are no Monitored Portfolios available for the Equity Options. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Portfolios, in a 12-month period there were; (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more “round-trips” involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require all future transfer requests, to and from a Monitored Portfolio or other identified Portfolios, under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination at the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Equity Options owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Equity Options owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent trading policies established by the Portfolio.

In addition, Equity Options owners and other persons with interests in the Policies should be aware that the redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Equity Options owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activities, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfer activities (even if an entire omnibus order is rejected due to the frequent transfers activity of a single Equity Options owner). You should read the Portfolio prospectuses for more details.

Restrictions on Large Transfers

Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more Owners with interests in the Divisions is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other Owners. A limitation or modification could be applied to transfers to and from one or more of the Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner; (3) limiting the dollar amount that may be transferred by an Owner between Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the Owner.

Automated transfers

We may in the future allow you to make automatic transfers of Equity Option cash values to pay the base policy premiums. If we do, we will set forth the terms and conditions in the forms we provide to you to establish the automatic transfers.

Transfers by telephone

Subject to our market timing procedures, we may, if permitted by state law, allow you to make transfer requests and changes to allocations of Equity Enricher premiums by phone. We generally allow you to authorize your sales representative to make such requests. The following procedures apply:

•

We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

•	All telephone calls will be recorded.

•	You will receive a written confirmation of any transaction.

•	Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

•	You should contact our Designated Office with any questions regarding the procedures.

Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider’s, your sales representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

Borrowing From Your Policy

You may obtain a loan from us whenever your Policy has a loan value. The loan value equals the Policy cash value less the anticipated loan interest for the remainder of that base policy year. We will take the loan from available cash value in accordance with our administrative procedures that are in effect at the time you take the loan.

As of the Date of Receipt, for any loan request that affects an Equity Option, we will:

•

Remove an amount equal to the loan from your Equity Option . We will place an equal amount in the Fixed Additional Insurance option (if the loan is from Equity Additions) or in the Enricher (if the loan is from the Equity Enricher), where it will accumulate in accordance with the terms of whichever of those options we have placed it in.

•

Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. Your interest payments are due at the end of each Policy year. If you don’t pay the interest, we will treat it as a new Policy loan, which will be taken from available cash value in accordance with our administrative procedures that are in effect at the time. The interest rate charged for a base policy year will never be more than the maximum allowed by law and will generally be the greater of:

•	the published monthly average for the calendar month ending two months before the start of such year; or

•	the rate used to calculate the guaranteed cash value of the base policy and its riders for the base policy year plus 1%.

The published monthly average means (a) Moody’s Corporate Bond Yield Average Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or any successor service; or (b) If the Moody’s average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which the base policy is delivered.

Repaying your loans (plus accrued interest) is done by sending in payments of at least $50. Such repayments will reduce your loan balance. You may then transfer such repaid amount to your Equity Option at any time.

Before taking a Policy loan, you should consider the following:

•	Interest payments on loans are generally not deductible for tax purposes.

•	Under certain situations, Policy loans could be considered taxable distributions.

•

If you surrender your Policy or if we terminate your Policy, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. Generally, there will be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. (See “Federal Tax Matters—Loans” below.) In addition, the amounts borrowed and withdrawn reduce the Policy’s cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

•	A Policy loan increases the chances of our terminating your Policy due to insufficient cash value.

•	An Equity Option’s conditional guaranteed minimum death benefit will be reduced by the same proportion as the loan reduces the Equity Option’s cash value.

•	Your Policy’s death benefit will be reduced by any unpaid loan (plus any accrued and unpaid interest).

•

The amount taken from your Equity Options’ cash value, as a result of a loan does not participate in the investment experience of the investment divisions. Therefore, a loan can permanently affect the death benefit and cash value of the Equity Options, even if they are repaid.

•	Under some circumstances, the existence of a Policy loan can limit the amount of your Equity Option’s cash value that is permitted to be surrendered or withdrawn.

Equity Options Termination and Reinstatement

Termination

We will terminate Equity Options with no cash value or death benefit if you are not making sufficient premium payments under the base policy or if you reduce your base policy face amount of insurance below $50,000 ($100,000 for policies issued prior to July 1, 1997). We will terminate your base policy if we do not receive sufficient premium payments (or sufficient loan repayments so that the loan portion does not exceed the cash value of the Policy) by the end of a 31 day grace period. If the insured dies during the grace period, the insurance proceeds will still be payable, but we will deduct any due and unpaid base policy premiums and any Policy loan and loan interest from the proceeds.

At the end of the grace period, if you have elected to do so, and if there is sufficient cash value in your Equity Option to do so, we will pay your premium from the Equity Option cash value through an automatic loan feature. If the automatic loan feature is not used to pay the base policy premium and the Policy is terminated, we will transfer your Equity Additions cash value into the Fixed Additional Insurance option and your Equity Enricher cash value into the Enricher in accordance with your Policy’s provisions and our administrative practices.

Reinstatement

We will reinstate (put back in force) the Equity Option if we reinstate your base policy. The reinstated Equity Option will have no cash value until an Equity Option premium payment or a permitted transfer into an Equity Option is made. We will reinstate your base policy subject to certain terms and conditions that the base policy provides. We must receive your reinstatement request within 3 years (or within any longer period provided by state law) after the end of the base policy’s grace period and before its Final Date.

Optional Benefits

In addition to the standard death benefit associated with your Equity Option policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Interest Income	Rather than receiving a lump sum death benefit upon the death of the insured, the amount is applied to this income option and will earn interest which will be paid monthly.	Optional	This is a fixed benefit option and is not affected by the investment experience of the Separate Account. Withdrawals of at least $500 each may be made at any time by written request.

Installment Income for a Stated Period	Rather than receiving a lump sum death benefit upon the death of the insured, payments under this income option will be made in monthly installment payments over a chosen period.	Optional	This is a fixed benefit option and is not affected by the investment experience of the Separate Account. The period chosen can be from 1 to 30 years. Once payments under an option begin, withdrawal rights may be restricted.

Installment Income for a Stated Amount	Rather than receiving a lump sum death benefit upon the death of the Insured, payment under this income option will be made in monthly installment payments of a chosen amount until the chosen amount applied with interest is paid.	Optional	This is a fixed benefit option and is not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.

Single Life Income Benefit	Rather than receiving a lump sum death benefit upon the death of the insured, we pay proceeds in equal monthly installments for the life of the payee.	Optional	This is a fixed benefit option and is not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS

Single Life Income-Guaranteed Payment Period Income Benefit	Rather than receiving a lump sum death benefit upon the death of the insured, we pay proceeds in equal monthly installments for the life of the payee, with a guaranteed payment period.	Optional	This is a fixed benefit option and is not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.

Joint and Survivor Life Income	Rather than receiving a lump sum death benefit upon the death of the insured, we pay proceeds in equal monthly installments while either of the two payees is living.	Optional	This is a fixed benefit option and is not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.

Income Options:

Generally, you can receive the Policy’s insurance proceeds, amounts payable at the Final date or amounts paid upon surrender of your Policy under an income plan instead of in a lump sum. Before you choose an income plan you should consider:

•

The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

•

That your Policy will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

•	The rates of return that we credit under these plans are not based on the performance of any of the Portfolios.

We currently make the following income plans available:

•

Interest Income—This settlement option allows the beneficiary of the Policy to maintain the money in an interest bearing account and receive interest payments and make partial withdrawals rather than receiving a lump sum insurance benefit upon the death of the insured.

For example, if the death benefit that is payable on the death of the insured is $100,000, the beneficiary may elect to receive only the interest on this amount on a quarterly basis.

•	Installment Income for a Stated Amount-Payment under this income option will be made in monthly installment payments of a chosen amount until the chosen amount applied with interest is paid.

For example, if the death benefit that is payable on the death of the insured is $100,000, the beneficiary may elect to receive monthly installments which will consist of a portion of the death benefit plus interest until the stated amount is paid.

•

Installment Income for a Stated Period—This settlement option allows the beneficiary of the Policy to receive the death benefit in monthly installments over a stated period of time rather than receiving a lump sum insurance benefit upon the death of the insured.

For example, if the death benefit that is payable on the death of the insured is $100,000, the beneficiary may elect to receive monthly installments over a 10 year period and each monthly installment will consist of a portion of the death benefit plus interest.

•

Single Life Income-Guaranteed Payment Period—This settlement option allows the beneficiary of the Policy to receive the death benefit in monthly installments during the lifetime of the beneficiary with a chosen guaranteed payment period.

For example, if the beneficiary elects to receive monthly installments for life with a guaranteed period of 10 years and the beneficiary dies in year 8, the new beneficiary will receive monthly installments until the end of the 10 year period.

•

Single Life Income-Guaranteed Return—This settlement option allows the beneficiary of the Policy to receive the death benefit in monthly installments during the lifetime of the payee and if the payee dies before the total amount applied under this option is paid, then the remaining death benefit will be paid to the new beneficiary in a lump sum.

For example, if the death benefit that is payable on the death of the insured is $100,000 and the beneficiary elects to receive monthly payments for their life with a guaranteed return of $100,000 and the beneficiary dies after $80,000 has been paid, the remaining $20,000 will be paid to the new beneficiary in a lump sum.

•	Joint and Survivor Life Income—This settlement option allows the joint beneficiaries of the Policy to receive the death benefit in monthly installments during the lifetime of the beneficiaries.

For example, both beneficiaries will receive the death benefit in monthly installments during their joint lives and upon the death of one beneficiary, the other beneficiary will continue to receive the death benefit for their life.

Charges and Deductions You Pay For Equity Options

The Equity Option charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume. The name of a charge can suggest the purposes for which the charge is imposed. For example, the “sales charge” for the Equity Enricher is designed primarily to defray commissions and other costs of marketing that Option. However, our revenues from any particular Equity Option charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one Equity Options charge to pay other costs and expenses in connection with the Equity Options, including the cost of insurance and mortality and expense risk and administrative services charge. We may also profit from our revenues from all the Equity Options charges combined.

The following sets forth additional information about the Equity Options charges.

Deductions from Premiums—Equity Enricher Only

Sales charge: We deduct a 2.00% sales charge from each premium.

Charge for average expected state taxes attributable to premiums: We deduct 2.00% from each premium to reimburse us for the state and local taxes that we must pay based on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

Federal tax charge: We deduct 1.00% from each premium to reimburse us for our estimate of the Federal income tax liability related to premiums.

Charges Included in the Monthly Deduction

We deduct the monthly deduction as of each base policy monthly anniversary, beginning with the first base policy month during which an Equity Option is in effect. We take the monthly deduction from each investment division you are using, in proportion to the Equity Option’s Cash Value in that investment division. If there is no cash value in the Equity Option, there is no insurance coverage provided under the Option and therefore no monthly deduction is due.

Cost of insurance: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying the applicable cost of insurance percent by the Equity Options cash value at the end of the prior Policy month.

•

The cost of insurance percent is based on our expectations as to future experience, taking into account the insured’s sex (if permitted by law), age, smoking status and rate class. The percentages will never exceed the guaranteed cost of insurance percentages set forth in your Equity Option rider. These guaranteed percentages are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured’s sex (if permitted by law), age and rate class. Our current percentages are lower than the maximums in most cases. We review our percentages periodically and may adjust them, but we will apply the same percentages to everyone who has had their Equity Option for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance percentage increases each year you own your Equity Option, as the insured’s age increases. Accordingly, your cost of insurance charge will generally increase as the insured ages, even though the death benefit will decrease (relative to cash value) over time. See “Net Single Premium.”

•

Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and, if the insured is 18 or older, we divide rate class by smoking status). The insured’s rate class will affect your charge for insurance coverage.

•

The cash value of an Equity Option (to which the cost of insurance percent is applied) depends on a number of factors that are discussed below under “Equity Options Cash Value.” The amounts that you allocate to your Equity Options and any favorable investment performance on those amounts will tend to make such cash value go up. On the other hand, poor investment performance, the charges that we deduct each month, and any withdrawals or loans you take from Your Equity Options cash value tend to make that cash value go down.

For Equity Additions, the current maximum amount that we may charge for the cost of insurance is $2.47 per $1,000 of Equity Additions Cash Value and the minimum that we may charge for the cost of insurance is $.05 per $1,000 of Equity Additions Cash Value.

For Equity Enricher, the current maximum amount that we may charge for the cost of insurance is $2.47 per $1,000 of Equity Enricher Cash Value and the minimum that we may charge for the cost of insurance is $.05 per $1,000 of Equity Enricher Cash Value.

Mortality and expense risk and administrative services charge: We make this monthly charge primarily to compensate us for:

•	expenses we incur in the administration of the Equity Option

•	mortality risks that insureds may live for a shorter period than we expect; and

•	expense risks that our issuing and administrative expenses may be higher than we expect.

The amount of the charge is lower if the base policy’s face amount is at least $250,000 at the date we calculate the charge. Therefore, changes you make in your base policy’s face amount could affect the rate at which this charge applies to you.

The charge is made monthly, based on the cash value of the Policy in our Separate Account, at an annual rate of .75% and .50% if the base policy’s face amount is at least $250,000.

Charges and Expenses of the Separate Account and the Portfolios

Charges for Income Taxes: In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies’ cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.

Portfolio Charges. Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Each Portfolio pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. You bear indirectly your proportionate share of the fees and expenses of the Portfolios that correspond to the Separate Account investment divisions you are using.

Variations in Charges

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Equity Options are sold, (2) differences in actual or expected risks, expenses, persistency of the Equity Options or mortality experience among different categories of purchasers or insureds, and (3) changes in Equity Options pricing that we may implement from time to time. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Equity Options as well as to Equity Options issued in the future, except that the changes under any Equity Option may never exceed the maximums therein.

Net Single Premium

The net single premium varies from day to day and is based on the 1980 Commissioners Standard Ordinary Mortality Tables and the insured’s sex (if permitted by law) and age. To determine an Equity Options death benefit, we divide an Equity Option’s cash value by the net single premium. While it is not a charge or expense, the lower the net single premium, the higher the death benefit, and vice versa. The net single premium under your Equity Option will increase each month, as the insured grows older. Accordingly, your death benefit (relative to your cash value) will decrease as the insured ages. However, your cost of insurance charge will generally increase over that same period of time. The amount of your net single premium for each month is prescribed in the Equity Option itself and we will not alter such amounts.

Federal Tax Matters

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change the coverage provided by the base policy or the benefit options, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.

Insurance proceeds

•	Generally excludable from your beneficiary’s gross income to the extent provided in Section 101 of the Internal Revenue Code (“Code”).

In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

Insurance death proceeds will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

•

The proceeds may be subject to federal estate tax: (i) if paid to the insured’s estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

•	If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

•	Whether or not any federal estate tax is due is based on a number of factors including the estate size.

•

The insurance proceeds payable upon death of the insured under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules under section 7702 of the Internal Revenue Code with respect to Policies issued on a substandard risk basis are not entirely clear.

Cash value (if your Policy is not a modified endowment contract)

•

You are generally not taxed on your cash value (except with respect to the DWI option) until you withdraw it or surrender your Policy. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

•	There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

•	For income tax purposes, if you surrender an Equity Option for its cash value but the base policy remains in force, you will be considered to have made a partial withdrawal.

•	Amounts applied to the DWI option are treated as distributions from the Policy and interest credited on amounts applied to the DWI option is currently taxable as ordinary income.

Split Dollar Insurance Plans

The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

The Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Loans

•	Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

•

Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

•

If your Policy terminates (upon surrender, cancellation, lapse or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a “distribution” to you. Any such distribution will have the same tax consequences as any other Policy distribution. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, canceled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

Modified Endowment Contracts

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceed tax law limits referred to as the “7-pay test.” Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract.

If your Policy is considered a modified endowment contract the following applies:

•	The death benefit will generally be income tax free to your beneficiary, as discussed above.

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Amounts withdrawn or distributed before the insured’s death, including (without limitation) loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in your Policy). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

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An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1⁄2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments.

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If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Diversification

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Equity Options. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies. In addition, if the Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Portfolio may fail the diversification requirements of Section 817(h) of the Internal Revenue Code, which could have adverse tax consequences for variable Policy owners, including losing the benefit of tax deferral.

Investor Control

In some circumstances, owners of variable contracts who retain excessive control over the investment of the assets in an insurance company’s separate account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. The Equity Options are supported by assets held in our Separate Account. Although we believe that the owner of a Policy that purchases any Equity Options should not be treated as an owner of any assets in our Separate Account, we reserve the right to modify the Policies (including the Equity Options) to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of any assets in our Separate Account.

Economic Growth and Tax Relief Reconciliation Act of 2001.

The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.

Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Withholding

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. As noted, in the case of a business owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Changes to tax rules and interpretations

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

•	Possible taxation of cash value transfers among the options within the Policy.

•	Possible taxation as if you were the owner of your allocable portion of the Separate Account’s assets.

•	Possible changes in the tax treatment of Policy benefits and rights.

Tax Credits and Deductions

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

The Company’s Income Taxes

Under current Federal income tax law we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Rights We Reserve

We and our affiliates may change the voting procedures and vote Portfolio shares without Policy owner instructions, if the securities laws change. We also reserve the right: (1) to add investment divisions; (2) to combine investment divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an investment divisions to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; (8) to transfer assets supporting the Policies from one investment division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law; (9) to change the way we assess charges without exceeding the aggregate amount of the Equity Option’s guaranteed maximum charges; and (10) to make any necessary technical changes to the Policy to conform it to the changes we have made.. We will exercise these rights in accordance with applicable law, including approval of Policy owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

Other Policy Provisions

You should read your Policy, including the Equity Options riders, for a full discussion of their provisions. The following is a brief discussion of some of the provisions that you should consider:

Suicide

If the insured commits suicide within the first two base policy years (or any different period specified in your base policy, if required by state law), your beneficiary will receive all premiums paid to the Policy (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken.

Assignment and Change of Ownership

You can designate a new owner or otherwise assign an Equity Option only as part of an assignment of your Policy. You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

Payment and Deferment

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

•	The New York Stock Exchange has an unscheduled closing.

•	There is an emergency so that we could not reasonably determine the investment experience of an Equity Option.

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The Securities and Exchange Commission determines that an emergency exists or by order permits us to do so for the protection of Equity Option owners (provided that the delay is permitted under New York State insurance law and regulations).

•	With respect to the insurance proceeds, entitlement to a payment is being questioned or is uncertain.

We pay interest on the amount of insurance proceeds if, and in the amount required, by state law from the date of death until the date we pay the benefit.

We may withhold payment of surrender, partial withdrawals or loan proceeds if any portion of those proceeds would be derived from a Policy’s owner’s check or from a preauthorized checking arrangement that has not yet cleared (i.e. that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy owner’s check or preauthorized checking arrangement has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

Dividends

The Equity Options are “nonparticipating,” which means they are not eligible for dividends from us and do not share in any distributions of our surplus.

Sales and Distribution of the Policies

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (“Distributor” or “MLIDC”), for the distribution of the Policies. The Distributor’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA Broker Check. You may contact the FINRA Broker Check Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA Broker Check is available through the Hotline or on-line.

Equity Options are no longer offered for sale.

Distributing the Equity Options

The Equity Options were sold through licensed sales representatives who were formerly affiliated with the Company.

We reimburse MLIDC for expenses MLIDC incurs in distributing the Equity Options, (e.g. commissions payable to the broker-dealers who sold the Equity Enricher).

The payments described below do not result in a charge against the Equity Options in addition to the charges already described elsewhere in this prospectus. We may require all or part of the compensation to be returned to us if you either make a withdrawal from your Equity Enricher or the base policy terminates.

Compensation to Formerly Affiliated Sales Representatives and their Managers for the Sale of the Policy

Sales representatives that were registered with a broker-dealer that was formerly affiliated with the Company may have been career sales representatives who were employees of MetLife or brokers who were not employees of MetLife (“formerly affiliated sales representatives”).

Formerly affiliated sales representatives received cash payments for the sale of the base Policy and certain riders. We did not make any payment for the sale of the Equity Additions, but did make payments for the sale of the Equity Enricher.

Formerly affiliated sales representatives received cash payments for the products they sold and serviced based upon a ‘gross dealer concession’ model. The cash payment is equal to a percentage of the gross dealer concession amount (described below for the Policy). For formerly affiliated sales representatives, other than those in our MetLife Resources Division (MLR), the percentage was determined based upon a formula that takes into consideration premiums and purchase payments applied to proprietary products that the formerly affiliated sales representative sold and serviced. Proprietary products are those issued by us or our affiliates. (MLR sales representatives receive compensation for the sale of the Policy based upon premiums and purchase payments applied to all products sold and serviced by the MLR sales representative; however, they were entitled to the additional compensation described below based on sales of proprietary products.) Because sales of proprietary products were a factor in determining the percentage of gross dealer concession amount and/or the amount of additional compensation to which formerly affiliated sales representatives were entitled, they had an incentive to favor the sale of proprietary products over other products issued by non-affiliates. In addition, because their sales managers’ compensation was based on the sales made by the representatives they supervised, these sales managers also had an incentive to favor the sale of proprietary products.

The gross dealer concession amount for the Equity Enricher was 4.75% of the Equity Enricher premiums in all Policy years.

Additional Cash Compensation to Formerly Affiliated Sales Representatives and their Managers

Formerly Affiliated sales representatives and their managers may have been eligible for additional cash compensation such as bonuses, equity awards (such as, stock options), training allowances, supplemental salary, payments based on a percentage of policies’ cash value, financing arrangements, marketing support, medical and retirement benefits and other benefits. The amount of this additional cash compensation was based primarily on the amount of proprietary products sold. Formerly affiliated sales representatives must have met a minimum level of sales of proprietary products in order to maintain their employment or agent status with us and in order to have been eligible for most of the cash compensation listed above. Managers who supervised these sales representatives may have been entitled to additional cash compensation based on sales of proprietary products by the sales representatives they supervised. For some of our affiliates, managers may have paid a portion of their cash compensation to their sales representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based in sales of proprietary products, these registered representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Non-cash Compensation to Formerly Affiliated Sales Representatives and their Managers

Formerly affiliated sales representatives and their managers were also eligible for various non-cash compensation programs that we offered such as conferences, trips, prizes, and awards. Other payments may have been made for other services that did not directly involve the sale of products. These services may have included the recruitment and training of personnel, production of promotional literature, and similar services.

Other Payments

We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/ or Cash Values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.

These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with the selling firms listed in the Statement of Additional Information. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

Legal Proceedings

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies or the Equity Options.

Restrictions on Financial Transactions

Applicable laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

Financial Statements

The financial statements of the Separate Account and the financial statements of MetLife are incorporated by reference into the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by e-mailing us at rcg@metlife.com or by calling 800-MET-5000. MetLife’s financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

GLOSSARY

Age—For purpose of computing the Insured’s age we start with the Insured’s age on the Date of Policy which is set forth in the base policy.

Attained Age—The Insured’s issue age plus the number of completed base policy years.

Base Policy—The Policy without riders.

Beneficiary—The beneficiary is the person or persons designated by the owner of the Policy to receive insurance proceeds upon the death of the insured.

Benefit Options—Optional riders that can be added to the Base Policy that provide additional features.

Credit Options—Benefit options that provide methods under which credits (such as dividends that become payable under your Policy, as well as any cash value that you transfer from another credit option that you have in effect) can be applied to accumulate additional cash value and purchase additional death benefits.

Date of Policy—The date of the policy as set forth in the Base Policy. The Date of Policy is usually the date the base policy application is approved.

Designated Office—The office designated for receipt of owner communications and requests as shown in “Sending Communications and Payments To Us”.

General Account—The assets of Metropolitan Life other than those allocated to the Separate Account.

Indebtedness—The total of any unpaid Policy loan and loan interest.

Insured—The person upon whose life the Policy is issued.

Investment division—A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

Investment Start Date—The initial effective time of your Equity Options’ investment in the Separate Account.

Monthly Anniversary—The same date in each month beginning with the first base policy month during which any Equity Option is in effect. We deduct the monthly deduction as of each base policy monthly anniversary.

Net Cash Value—The Policy’s Cash Value less any outstanding loans and accrued loan interest.

Net Premium—The Net Premium under the Equity Enricher is your premium payments minus the minus the sales charge, the premium tax charge, and the federal tax charge.

Net Single Premium—Is an amount that varies from day to day and is based on the 1980 Commissioners Standard Ordinary Mortality Tables and the insured’s sex (if permitted by law) and age. The Net Single Premium together with the cash value in the Equity Option is used to determine an Equity Options death benefit.

Separate Account—Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest Premiums paid under the Equity Options and certain other variable life insurance policies.

You—“You” refers to the Policy Owner.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of the Portfolios currently available under the Equity Options. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.metlife.com. You can also request this information at no cost by calling 800-638-5000 or by sending an email request to RCG@metlife.com. Updated performance information is available at www.metlife.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR

Additional information about the Equity Options and the Separate Account can be found in the Statement of Additional Information. You may view the Statement of Additional Information, by logging on to our website at www.metlife.com or you may obtain a copy of the Statement of Information without charge, by calling 800-MET-5000, or sending an email request to RCG@metlife.com.

For current information about your Equity Option values, for transfers and premium reallocations, to change or update Equity Option information such as your billing address, billing mode, beneficiary or ownership, for information about other Equity Option transactions, and to ask questions about your Equity Option, you may call our TeleService Center at 800-MET-5000.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR ID: C000011873

Equity Options

Equity Additions (Variable Additional Insurance Dividend Option)

Equity Enricher (Variable Additional Benefits Rider)

Metropolitan Life Separate Account UL

Issued by Metropolitan Life Insurance Company

STATEMENT OF ADDITIONAL INFORMATION

(PART B)

April 30, 2021

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated April 30, 2021 and should be read in conjunction therewith. A copy of the prospectus for Equity Options may be found online at www.metlife.com or by calling 1-800-638-5000.

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THE COMPANY AND THE SEPARATE ACCOUNT

Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a holding company.

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Equity Options described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”).

For more information about MetLife, please visit our website at www.metlife.com

DISTRIBUTION OF THE POLICIES THAT INCLUDE THE EQUITY OPTIONS

MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, New York 10166, is the principal underwriter and distributor of the Equity Options. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Beginning January 1, 2009, new Equity Options are no longer sold.

COMMISSIONS

We do not pay commissions for the sale of the Equity Additions. MLIDC received sales compensation with respect to the sale of Equity Enricher in the following amounts:

Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2020
2019	$161,057	$0
2018	$182,247	$0

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NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

PAYMENT OF PROCEEDS

We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner’s check, or from a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date of receipt of documentation in good order to the date we pay them.

POTENTIAL CONFLICTS OF INTEREST

The Portfolio’s Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Division from the Portfolio(s), if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY

We will not contest your Policy after two Policy years from the base Policy’s issue or reinstatement (excluding riders added later). We will not contest an increase in a death benefit after it has been in effect for two years.

MISSTATEMENT OF AGE OR SEX

We will adjust benefits to reflect the correct age and sex of the insured, if this information is not correct in the Policy application.

REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:

•	Transactions between an Equity Option and another part of the Policy.

•	Transfers between Divisions.

•	Partial withdrawals.

•	Loan amounts you request.

•	Premium payments.

If your premium payments are made through preauthorized checking arrangement or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also make available an annual statement within 30 days after a Policy year. The statement will summarize the year’s transactions and include information on:

•	Deductions and charges.

•	Status of the death benefit.

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•	Cash values.

•	Amounts in the Divisions you are using.

•	Status of Policy loans.

•	Automatic loans to pay interest.

•	Information on your modified endowment contract status (if applicable).

We will also make available to you a Fund’s annual and semi-annual reports to shareholders.

PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Equity Options Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Division.

PERSONALIZED ILLUSTRATIONS

We may provide personalized illustrations showing how the Equity Options work based on assumptions about investment returns and the Policy Owner’s and/or insured’s characteristics. The illustrations are intended to show how the death benefit and cash value for the Equity Options could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated death benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional Premium payments beyond those shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized. Illustrations may also show the internal rate of return on the Cash Surrender Value and the death benefit. The internal rate of return on the Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.

5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL included in this Statement of Additional Information have been audited by                                     , an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information have been audited by                                     , an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of                                      is                                                                           .

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the financial statements of Metropolitan Life Insurance Company are incorporated herein by reference. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

6

Item 30. Exhibits

Metropolitan Life Separate Account UL

Part C: Other Information

(a)	Resolution of the Board of Directors of Metropolitan Life effecting the establishment of Metropolitan Life Separate Account UL (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(b)	None

(c) (i)	Form of Broker Agreement (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(ii)	Schedule of Sales Commissions (Incorporated by reference from “Sales and Administration of the Policies” in the Prospectus included herein and “Distribution of the Policies That Include the Equity Options” in the Statement of Additional Information included herein.)

(iii)	Forms of Selling Agreement (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed on April 30, 2004.)

(iv)	Form of Retail Sales Agreement (Incorporation herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed September 10, 2007.)

(v)	Amended and Restated Principal Underwriting Agreement with MLIDC dated October 1, 2018 (incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for Metropolitan Life Separate Account E, File No. 333-52366/811-04001, filed April 23, 2019).

(vi)	Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (Incorporated herein by reference to Exhibit 3(b)(ii) Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

(vii)	Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d) (i)	Variable Additional Insurance Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 333-40161) as filed on April 20, 1998.)

(ii)	L98 fixed benefit Life Insurance Policy (Incorporated herein by reference to the Registrant’s Registration Statement on Form S-6 (File No. 333-40161) filed November 13, 1997.)

(iii)	Form of Variable Additional Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form S-6 (File No. 333-40161) filed April 13, 1999.)

(e)	Applications (see (d)(i), (d)(ii) and (d)(iii) above)

(f) (i)	Restated Charter and By-Laws of Metropolitan Life (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form S-6 (File No. 333- 40161) filed April 6, 2000.)

(ii)	Amended Restated Charter and By-Laws of Metropolitan Life (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333- 83716) filed March 5, 2002.)

(iii)	Amended and Restated By-Laws of Metropolitan Life (Incorporated herein by reference to Exhibit 3(b)(ii) Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

(g)	None

(h) (i)	Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC and Metropolitan Life Insurance Company (8/31/07) (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-6 (File No. 333-40161) filed April 18, 2008.)

(ii)	Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333- 83716) filed March 5, 2002.)

(iii)	Amendments to the Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)

(i)	None

(j)	None

(k)	Opinion and Consent of Marie C. Swift as to the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-6 (File No. 333-40161) filed on April 30, 2004.)

(l)	Actuarial Opinion (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-6 (File No. 333-40161) filed April 18, 2008.)

(m)	Calculation Exhibit (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-6 (File No. 333-40161) filed April 18, 2008.)

(n)	Consent of Independent Registered Public Accounting Firm (To be filed by amendment)

(o)	None

(p)	None

(q) (i)	Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(ii)	Addendum to Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) (Incorporation herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No. 033-47927) filed April 10, 2001.)

(r)	None

(s)	Powers of Attorney for Metropolitan Life Insurance Company and its designated Separate Accounts (Incorporated herein by reference to the Registration Statement on form S-3 (File No. 333-234816) filed on November 22, 2019.)

Item 31. Directors and Officers of Depositor

Name and Principal Business Address	Positions and Offices with Depositor

R. Glenn Hubbard

Chairman of the Board, MetLife, Inc.

Dean Emeritus and Russell L. Carson Professor

of Economics and Finance, Graduate School of

Business, and Professor of Economics, Faculty

of Arts and Sciences, Columbia University

200 Park Avenue

New York, NY 10166

Chairman of the Board and Director

Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President and Chief Executive Officer and Director

Cheryl W. Grise Former Executive Vice President, Northeast Utilities 200 Park Avenue New York, NY 10166	Director

Carlos M. Gutierrez Co-Chair, The Albright Stonebridge Group 200 Park Avenue New York, NY 10166	Director

Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer, The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director

David L. Herzog Former Chief Financial Officer and Executive Vice President of American International Group 200 Park Avenue New York, NY 10166	Director

Edward J. Kelly, III Former Chairman, Institutional Clients Group, Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director

William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director

James M. Kilts Founding Partner, Centerview Capital 3 Greenwich Office Park, 2nd Floor Greenwich CT 06831	Director

Catherine R. Kinney Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director

Diana McKenzie Former Chief Information Officer of Workday, Inc. 200 Park Avenue New York, NY 10166	Director

Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director

Mark A. Weinberger Former Global Chairman and Chief Executive Officer of EY Company 200 Park Avenue New York, NY 10166	Director

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.

Name and Principal Business Address	Positions with Depositor

Michel A. Khalaf	President and Chief Executive Officer

Marlene Debel	Executive Vice President and Chief Risk Officer

Karl R. Erhardt	Executive Vice President and Chief Auditor

Stephen W. Gauster	Executive Vice President and General Counsel

Esther Lee	Executive Vice President, Global Chief Marketing Officer

John Dennis McCallion	Executive Vice President and Chief Financial Officer and Treasurer

William Pappas	Executive Vice President, Global Technology & Operations

Susan Podlogar	Executive Vice President and Chief Human Resources Officer

Tamara Schock	Executive Vice President and Chief Accounting Officer

Patrik Ringstroem	Executive Vice President and Chief Strategy Officer

Ramy Tadros	Executive Vice President

Michael Zarcone	Executive Vice President

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

MetLife, Inc. Organizational Chart 12-31-20

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES

AS OF December 31, 2020

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2018. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

1.	MetLife Services and Solutions, LLC (DE)

a)	MetLife Solutions Pte. Ltd. (Singapore)

i)	MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

ii)	MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)

C.	Metropolitan Tower Life Insurance Company (NE)

a)	PREFCO X Holdings LLC (CT)

b)

PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

1.	Plaza Drive Properties LLC (DE)

2.	MTL Leasing, LLC (DE)

a)	PREFCO IX Realty LLC (CT)

b)	PREFCO XIV Holdings LLC (CT)

c)

PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

d)	1320 Venture LLC (DE)

i)	1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

e)	1320 GP LLC (DE)

3.	MetLife Assignment Company, Inc. (DE)

D.

MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

1.

MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited (“ITAS”) and the rest by third parties.

a)

MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

2.

Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a)

AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

i)	Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

3.

MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.	MetLife Digital Ventures, Inc. (DE)

F.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	MetLife Auto & Home Insurance Agency, Inc. (RI)

5.	Metropolitan Group Property and Casualty Insurance Company (RI)

6.	Metropolitan Lloyds, Inc. (TX)

a)

Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

7.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

G.	Newbury Insurance Company, Limited (DE)

H.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)

2.	MetLife Investments Securities, LLC (DE)

1

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

2.	St. James Fleet Investments Two Limited (Cayman Islands)

a)	Park Twenty Three Investments Company (United Kingdom)

i)	Convent Station Euro Investments Four Company (United Kingdom)

b)	OMI MLIC Investments Limited (Cayman Islands)

3.	Sandpiper Cove Associates II, LLC (DE)

4.	MLIC Asset Holdings II LLC (DE)

MCJV, LLC (DE)

a)	El Conquistador MAH II LLC (DE)

5.	CC Holdco Manager, LLC (DE)

6.	Alternative Fuels I, LLC (DE)

7.	Transmountain Land & Livestock Company (MT)

8.	HPZ Assets LLC (DE)

9.	Missouri Reinsurance, Inc. (Cayman Islands)

10.	Metropolitan Tower Realty Company, Inc. (DE)

a)	Midtown Heights, LLC (DE)

11.	ML New River Village III, LLC (DE)

12.	MetLife RC SF Member, LLC (DE)

•	METLIFE ASHTON AUSTIN OWNER, LLC (DE)

•	METLIFE ACOMA OWNER, LLC (DE)

13.	23rd Street Investments, Inc. (DE)

a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

b)	MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

i)	Met Canada Solar ULC (Canada)

14.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

15.	Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

a)	Met II Office, LLC (FL)

16.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.

17.	Corporate Real Estate Holdings, LLC (DE)

18.	MetLife Tower Resources Group, Inc. (DE)

19.	ML Sentinel Square Member, LLC (DE)

20.	MetLife Securitization Depositor, LLC (DE)

21.	WFP 1000 Holding Company GP, LLC (DE)

22.	MTU Hotel Owner, LLC (DE) 13-5581829

23.	White Oak Royalty Company (OK)

24.	500 Grant Street GP LLC (DE)

25.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

26.	MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

27.	MetLife Retirement Services LLC (NJ)

28.	Euro CL Investments, LLC (DE)

29.	MEX DF Properties, LLC (DE)

a)	MPLife, S. de R.L. de C.V. (Mexico) - 99.99% of MPLife, S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

MET 1065 HOTEL, LLC (DE)

30.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

31.	MetLife Properties Ventures, LLC (DE)

32.	Housing Fund Manager, LLC (DE)

33.	MLIC Asset Holdings LLC (DE)

34.	85 Broad Street Mezzanine LLC (DE)

35.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

a)	The Building at 575 Fifth Retail Holding LLC (DE)

i)	The Building at 575 Fifth Retail Owner LLC (DE)

36.	ML Bridgeside Apartments LLC (DE)

37.	MetLife Chino Member, LLC (DE)

38.	MLIC CB Holdings LLC (DE)

39.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

ML MATSON MILLS MEMBER LLC (DE)

40.	Oconee Hotel Company, LLC (DE)

ML 300 THIRD MEMBER LLC (DE)

41.	Oconee Land Company, LLC (DE)

a)	Oconee Land Development Company, LLC (DE)

b)	Oconee Golf Company, LLC (DE)

c)	Oconee Marina Company, LLC (DE)

2

42.	1201 TAB Manager, LLC (DE)

43.	MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

44.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

45.	1001 Properties, LLC (DE)

46.	6104 Hollywood, LLC (DE)

47.	Boulevard Residential, LLC (DE)

48.	ML-AI MetLife Member 3, LLC (DE)

•	WHITE TRACT II, LLC (DE)

•	METLIFE JAPAN US EQUITY FUND LP (DE)

•	METLIFE JAPAN US EQUITY OWNERS LLC (DE)

49.	Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company, Inc.

50.	Marketplace Residences, LLC (DE)

51.	ML Swan Mezz, LLC (DE)

a)	ML Swan GP, LLC (DE)

52.	ML Dolphin Mezz, LLC (DE)

a)	ML Dolphin GP, LLC (DE)

53.	Haskell East Village, LLC (DE)

54.	MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

55.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

56.	ML Terraces, LLC (DE)

57.	Chestnut Flats Wind, LLC (DE)

58.	MetLife 425 MKT Member, LLC (DE)

59.	MetLife OFC Member, LLC (DE)

60.	MetLife THR Investor, LLC (DE)

61.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

62.	ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

63.	MetLife CB W/A, LLC (DE)

64.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

ML BLOCK 40, LLC (DE)

65.	10700 Wilshire, LLC (DE)

66.	Viridian Miracle Mile, LLC (DE)

67.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

68.	MetLife OBS Member, LLC (DE)

69.	MetLife 1007 Stewart, LLC (DE)

70.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

71.	MetLife Treat Towers Member, LLC (DE)

72.	MetLife FM Hotel Member, LLC (DE)

a)	LHCW Holdings (U.S.) LLC (DE)

i)	LHC Holdings (U.S.) LLC (DE)

1)	LHCW Hotel Holding LLC (DE)

aa)	LHCW Hotel Holding (2002) LLC (DE)

bb)	LHCW Hotel Operating Company (2002) LLC (DE)

73.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

74.	MetLife SP Holdings, LLC (DE)

a)	MetLife Private Equity Holdings, LLC (DE)

75.	Buford Logistics Center, LLC (DE)

76.	MetLife Park Tower Member, LLC (DE)

a)	Park Tower REIT, Inc. (DE)

i)	Park Tower JV Member, LLC (DE)

77.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

78.	ML-AI MetLife Member 5, LLC (DE)

79.	MetLife HCMJV 1 GP, LLC (DE)

METLIFE HCMJV 1 LP, LLC (DE)

80.	MetLife ConSquare Member, LLC (DE)

81.	MetLife Ontario Street Member, LLC (DE)

82.	1925 WJC Owner, LLC (DE)

ML BELLEVUE MEMBER, LLC (DE)

83.	MetLife Member Solaire, LLC (DE)

84.	Sino-US United MetLife Insurance Company, Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. Is owned by MLIC and 50% is owned by a third party.

85.	MetLife Property Ventures Canada ULC (Canada)

86.	MetLife Canadian Property Ventures, LLC (NY)

METLIFE LEGAL PLANS, INC. (DE)

a)	HYATT LEGAL PLANS OF FLORIDA, INC. (FL)

b)	BEQUEST, INC. (DE)

1.	WILLWISER LLC (FL)

2.	THE INHERITANCE COMPANY (DE)

87.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

88.	MetLife Boro Station Member, LLC (DE)

89.	MetLife 8280 Member, LLC (DE)

90.	Southcreek Industrial Holdings, LLC (DE)

91.	MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

ML Armature Member, LLC (DE)

92.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

MMP OWNERS III, LLC (DE)

a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)

b)	MMP HOLDINGS III, LLC (DE)

1.	MMP CEDAR STREET REIT, LLC (DE)

a.	MMP CEDAR STREET OWNER, LLC (DE)

2.	MMP SOUTH PARK REIT, LLC (DE)

a.	MMP SOUTH PARK OWNER, LLC (DE)

3.	MMP OLIVIAN REIT, LLC (DE)

a.	MMP OLIVIAN OWNER, LLC (DE)

MC PORTFOLIO JV MEMBER, LLC (DE)

J.	MetLife Capital Trust IV (DE)

3

K.	MetLife Investment Advisors, LLC (DE)

1.	MetLife Alternatives GP, LLC (DE)

a)

MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

b)

MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

c)

MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

d)

MetLife International PE Fund III, LP (Cayman Islands) - 88.93% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

e)

MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

f)

MetLife International PE Fund V, LP (Cayman Islands) - 81.699% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 15.033% is owned by MetLife Limited (Hong Kong) and the remaining 3.268% is owned by MetLife Insurance Company of Korea.

g)

MetLife International PE Fund VI, LP (Cayman Islands) - 76.323% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 20.208% is owned by MetLife Limited and the remaining 3.469% is owned by MetLife Insurance Company of Korea.

2.	MetLife Loan Asset Management LLC (DE)

3.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)

4.	MetLife Core Property Fund GP, LLC (DE)

a)

MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 15.60%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.52%, MetLife Insurance Company of Korea Limited owns 2.04%, MetLife Insurance K.K. owns 6.94%, Metropolitan Property and Casualty Insurance Company owns 1.76% and Metropolitan Tower Life Insurance Company owns 0.05%.

i)	MetLife Core Property REIT, LLC (DE)

1)

MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCP Property Management, LLC; MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MetLife Core Property TRS, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Atlanta Gateway, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (89%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP Fife Enterprise Member, LLC; Fife Enterprise Center Venture, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member, LLC; 100 Congress Venture, LLC (55%); 100 Congress REIT, LLC (55%); 100 Congress Owner, LLC (55%); MCP DMCBP Phase II Member, LLC; DMCBP Phase II Venture, LLC (95%); Des Moines Creek Business Park Phase II, LLC (95%); MCP Magnolia Park Member, LLC; Magnolia Park Greenville Venture, LLC (90%); Magnolia Park Greenville, LLC (90%); MCP Denver Pavilions Member, LLC; Denver Pavilions Venture, LLC (80%); Denver Pavilions OwnerCo, LLC (80%); MCP Buford Logistics Center 2 Member, LLC; Buford Logistics Center 2 Venture, LLC (95%); Buford Logistics Center Bldg A Venture, LLC (95%); MCP Seattle Gateway I Member, LLC; Seattle Gateway I Venture, LLC (95%); Seattle Gateway Industrial I, LLC (95%); MCP 249 Industrial Business Park Member, LLC; 249 Industrial Business Park Venture, LLC (95%); 249 Industrial Business Park, LLC (95%); MCP Seattle Gateway II Member, LLC; Seattle Gateway II Venture, LLC (95%); Seattle Gateway Industrial II, LLC (95%); MCP Seventh and Osborn Retail Member, LLC; Seventh and Osborn Retail Venture, LLC (92.5%); Seventh and Osborn Retail, LLC (92.5%); MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; Block 23 Residential Investors, LLC (90%); SLR Block 23 Residential Owner, LLC (90%); MCP Burnside Member, LLC; Alta Burnside Venture, LLC (92.5%); Alta Burnside, LLC (92.5%); MCP Mountain Technology Center Member TRS, LLC; Mountain Technology Center Venture, LLC (95%); Mountain Technology Center Venture Sub A, LLC (95%); Mountain Technology Center Venture Sub B, LLC (95%); Mountain Technology Center Venture Sub C, LLC (95%); Mountain Technology Center Venture Sub D, LLC (95%); Mountain Technology Center Venture Sub E, LLC (95%).

aa)	MCP Property Management, LLC (DE)

bb)	MCP Core Property TRS, LLC (DE)

MCP COMMON DESK TRS, LLC (DE)

5.	MIM I LLC (PA), MIM EMD GP, LLC (DE)

6.	MIM Property Management, LLC (DE)

a)	MIM Property Management of Georgia 1, LLC (DE)

b)	MIM MetWest International Manager, LLC (DE)

c)	MIM ML-AI Venture 5 Manager, LLC (DE)

d)	MIM Clal General Partner, LLC (DE)

7.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

a)

MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 26.6%, MetLife Insurance Company of Korea Limited owns 2.1%, MetLife Limited owns 2.7%, Metropolitan Life Insurance Company of Hong Kong Limited owns 0.03% and Metropolitan Tower Life Insurance Company owns 2.7% (the remainder is held by third party investors).

i)	MetLife Commercial Mortgage REIT, LLC (DE)

1)	MetLife Commercial Mortgage Originator, LLC (DE)

aa)	MCMIF Holdco I, LLC (DE)

bb)	MCMIF Holdco II, LLC (DE)

8.	MLIA SBAF Manager, LLC (DE)

9.	MLIA Manager I, LLC (DE)

10.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)

11.	MetLife Middle Market Private Debt GP, LLC (DE)

a.

MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC (31.15%) and Metropolitan Life Insurance Company (31.15%). The remainder is held by third party investors.

12.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)

a.

MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.	SafeGuard Health Enterprises, Inc. (DE)

1.	MetLife Health Plans, Inc. (DE)

2.	SafeGuard Health Plans, Inc. (CA)

3.	SafeHealth Life Insurance Company (CA)

4.	SafeGuard Health Plans, Inc. (FL)

5.	SafeGuard Health Plans, Inc. (TX)

M.	Cova Life Management Company (DE)

N.	MetLife Reinsurance Company of Charleston (SC)

O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)

Q.	Federal Flood Certification LLC (TX)

R.	MetLife Global Benefits, Ltd. (Cayman Islands)

S.

Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.	MetLife Consumer Services, Inc. (DE)

U.	MetLife Global, Inc. (DE)

V.	MetLife Insurance Brokerage, Inc. (NY)

4

W.	American Life Insurance Company (ALICO) (DE)

1.	MetLife Insurance K.K. (Japan)

a)	Communication One Kabushiki Kaisha (Japan)

b)	FORTISSIMO CO., LTD (Japan)

c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)

2.	MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

b)	MetLife Global Holding Company II GmbH (Swiss II) (Switzerland)

i)	ALICO European Holdings Limited (Ireland)

1)	Closed Joint-stock Company Master-D (Russia)

aa)

Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

1)	MetLife Innovation Centre Pte. Ltd. (Singapore)

2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)

iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

iv)	MetLife Investment Management Limited (United Kingdom)

v)

MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

1.	Fundacion MetLife Mexico, A.C. (Mexico)

vi)

MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by Natiloportem Holdings, LLC.

vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

viii)	MetLife Innovation Centre Limited (Ireland)

ix)	MetLife EU Holding Company Limited (Ireland)

1)	MetLife Europe d.a.c (Ireland)

1.	MetLife Pension Trustees Limited (United Kingdom)

2)	Agenvita S.r.l. (Italy)

3)	MetLife Europe Insurance d.a.c (Ireland)

4)	MetLife Europe Services Limited (Ireland)

5)	MetLife Services, Sociedad Limitada (Spain)

6)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

7)	MetLife Solutions S.A.S. (France)

8)

Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

9)	MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

aa)	MetLife Services Sp z.o.o. (Poland)

bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)

cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)

10)	MetLife Services Cyprus Limited (Cyprus)

aa)	Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by MetLife Services Cyprus Limited and the remaining is owned by a third party.

11)	MetLife Services EOOD (Bulgaria)

12)	MetLife Life Insurance S.A. (Greece)

aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

13)	First American-Hungarian Insurance Agency Limited (Hungary)

x)	MetLife Investment Management Holdings (Ireland)Limited (Ireland)

1)	MetLife Investments Asia Limited (Hong Kong)

2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)

aa)

MetLife BL (Cayman), LP (Cayman Islands) - MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

bb)

MetLife Syndicated Bank Loan Fund, SCSp (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, Sarl is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the “Fund”). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

3)	MetLife Investments Limited (United Kingdom) - 99.9% of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

4)

MetLife Latin America Asesorias e Inversiones Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

5)	MetLife Global Infrastructure LUX GP, S.a.r.l. (Luxembourg)

xi)	MetLife Asia Services Sdn. Bhd (Malasya)

1)	ALICO OPERATIONS, LLC (DE)

2)	MetLife Asset Management Corp. (Japan) - The official entity name is “MetLife Asset Management Corp. (Japan)” and it is domiciled in Japan.

3)	MetLife Seguros S.A. (Uruguay)

xii)	MetLife International Holdings, LLC (DE)

1)	Natiloportem Holdings, LLC (DE)

aa)

Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

i)	MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

ii)	MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

3)	Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, LLC and 0.00065% is owned by Natiloporterm Holdings, LLC.

4)	MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

5)

Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

6)

MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

7)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

8)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

9)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

aa)

MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. is held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

10)	MetLife Worldwide Holdings, LLC (DE)

aa)	BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 60% of BIDV MetLife Life Insurance Limited Liability Company is held by MetLife Limited (Hong Kong) and the remainder by third parties

11)	MetLife International Limited, LLC (DE)

12)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

13)	MetLife Asia Limited (Hong Kong)

14)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

15)	AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

16)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

17)

MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

5

18)	MetLife Ireland Holdings One Limited (Ireland)

aa)	MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

i)	MetLife Ireland Treasury d.a.c (Ireland)

1)	MetLife General Insurance Limited (Australia)

2)

MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

aaa)	The Direct Call Centre PTY Limited (Australia)

bbb)	MetLife Investments PTY Limited (Australia)

i)

MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

ii)	Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.

1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC, and .00005% is owned by Excelencia Operativa y Tecnologica,S.A. de C.V.

aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2% is owned by MetLife International Holdings, LLC.

ccc)	MetLife Mexico S.A. (Mexico)- 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.949729% is owned by MetLife International Holdings, LLC.

i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

aaa)	MetLife Financial Services, Co., Ltd. (South Korea)

3.	International Investment Holding Company Limited (Russia)

4.	Borderland Investments Limited (DE)

a)	ALICO Hellas Single Member Limited Liability Company (Greece)

5.	International Technical and Advisory Services Limited (“ITAS”) (DE)

6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

a)	Global Properties, Inc. (DE)

7.

MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

X.	MetLife European Holdings, LLC (DE)

Y.	MetLife Investment Management Holdings, LLC (DE)

1)	Logan Circle Partners GP, LLC (PA)

2)	Logan Circle Partners, L.P. (PA)

a)	Logan Circle Partners I LLC (PA)

b)	Logan Circle Partners Investment Management, LLC (DE)

3)	MetLife Real Estate Lending Manager LLC (DE)

4)	MetLife Real Estate Lending LLC (DE)

5)	ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

6

Item 33. Indemnification

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

General American Separate Account Two

General American Separate Account Eleven

General American Separate Account Twenty-Eight

General American Separate Account Twenty-Nine

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL

Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Separate Account One

Metropolitan Tower Separate Account Two

New England Life Retirement Investment Account

New England Variable Annuity Fund I

Paragon Separate Account A

Paragon Separate Account B

Paragon Separate Account C

Paragon Separate Account D

Security Equity Separate Account Twenty-Six

Security Equity Separate Account Twenty-Seven

Separate Account No. 13S

(b)

The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Office	Positions and Offices with Underwriter
Derrick Kelson 11225 North Community House Road Charlotte, NC, 28277	Director, Chairman of the Board, President and Chief Executive Officer

Elisabeth Bedore One MetLife Way Whippany, NJ 07981	Vice President, Chief Compliance Officer

Kelli Buford 200 Park Avenue New York, NY 10166	Secretary

Bradd Chignoli 501 Route 22 Bridgewater, NJ 08807	Director, Senior Vice President

Charles Connery One MetLife Way Whippany, NJ 07981	Vice President and Treasurer

Dina Lumerman 501 Route 22 Bridgewater, NJ 08807	Director, Senior Vice President

Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer

Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President

Stuart Turetsky 18210 Crane Nest Dr Tampa FL, 33647	Chief Financial Officer

Robin Wagner 200 Park Avenue New York, NY 10166	Legal Officer

(c)	Compensation from the Registrant.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$161,057	$0	$0	$0

Item 35. Location of Accounts and Records

The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

(a)	Registrant

(b)	Metropolitan Life Insurance Company

200 Park Avenue

New York, NY 10166

(c)	MetLife Investors Distribution Company

200 Park Avenue

New York, NY 10166

(d)	MetLife

18210 Crane Nest Drive

Tampa, FL 33647

Item 36. Management Services

Not applicable

Item 37. Fee Representation

Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of New York, and State of New York, the on the 10th day March, 2021

Metropolitan Life Separate Account UL

By:	Metropolitan Life Insurance Company

By:	/s/ Howard Kurpit
Howard Kurpit Senior Vice President

Metropolitan Life Insurance Company

By:	/s/ Howard Kurpit
Howard Kurpit Senior Vice President

Signatures

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on March 10, 2021.

SIGNATURE	TITLE

*	Chairman of the Board and Director
R. Glenn Hubbard

*	President and Chief Executive Officer and Director
Michel A. Khalaf

*	Executive Vice President and Chief Financial Officer
John Dennis McCallion	and Treasurer

*	Executive Vice President and Chief Accounting Officer
Tamara Schock

*	Director
Cheryl W. Grisé

*	Director
Carlos M. Gutierrez

*	Director
Gerald L. Hassell

*	Director
David L. Herzog

*	Director
Edward J. Kelly, III

*	Director
William E. Kennard

*	Director
James M. Kilts

*	Director
Catherine R. Kinney

*	Director
Diana McKenzie

*	Director
Denise M. Morrison

*	Director
Mark A. Weinberger

By:	/s/ Robin Wagner
Robin Wagner Attorney-in-fact

*Executed by Robin Wagner on behalf of those indicated pursuant to powers of attorney.